Note Related party transactions (Financial Condition accounts outstanding with EVERTEC) (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Related Party Transaction [Line Items]
Deposits	$ (218,000)	$ (24,000)
EVERTEC Inc.
Related Party Transaction [Line Items]
Accounts receivables (Other assets)	3,148	5,065
Deposits	(23,973)	(15,481)
Accounts payable (Other liabilities)	(16,192)	(15,511)
Total	$ (37,017)	$ (25,927)